UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2016

Legacy Ventures International, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	30-0826318
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2215-B Renaissance Drive, Las Vegas, Nevada  89119

(Address of principal executive offices)

1-800-918-3362

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

Legacy Ventures International, Inc. (the “Company”) amended its Articles of Incorporation with the State of Nevada in order to effectuate a 1 for 1000 reverse stock split and to keep the authorized shares of common stock at 100,000,000 (the “Amendment”). The board of directors of the Company approved the Amendments on November 15, 2016. The shareholders of the Company approved of the Amendment by written consent on November 15, 2016. The Amendment became effective on November 16, 2016. We are awaiting final approval from FINRA.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, stating the 1 for 1000 reverse split and keeping increasing the authorized shares of common stock of the Company at 100,000,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Ventures International, Inc.

Date: November 21, 2016	/s/ Rehan Saeed
Rehan Saeed, CEO, CFO and sole director

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EXHIBIT INDEX

Exhibit No.	Document Description
3.1	Certificate of Amendment implementing the 1 for 1000 reverse stock split and keeping the authorized shares of common stock of the Company at 100,000,000.

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